UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — June 1, 2011 (June 1, 2011)

MDC PARTNERS INC.
(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

950 Third Avenue, New York, NY 10022
 (Address of principal executive offices and zip code)

(646) 429-1800
 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Stock Incentive Plan

On April 27, 2011, the Board of Directors of MDC Partners Inc. (the “Company”) approved the Company’s 2011 Stock Incentive Plan (the “2011 Plan”), subject to approval by the Company’s shareholders at the 2011 annual meeting held on June 1, 2011 (the “Shareholders’ Meeting”).  As described in Item 5.07 below, the Company’s shareholders approved the 2011 Plan at the Shareholders’ Meeting.

The 2011 Plan authorizes the issuance of awards with respect to 2,000,000 shares of the Company’s Class A Subordinate Voting Shares.  The Compensation Committee of the Board of Directors will determine who receives awards, the types and amounts of awards and the terms and conditions of awards.

A more complete description of the terms and conditions of the 2011 Plan can be found in “Item 3 — Approval of the 2011 Stock Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 28, 2011. The foregoing summary is qualified in its entirety by the full text of the 2011 Plan and the forms of grant agreements thereunder, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Retirement of Executive Officer

Effective June 1, 2011, Robert Dickson will be retiring from his position at the Company.  The Company is currently negotiating the terms of a separation agreement with Mr. Dickson.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of MDC Partners Inc. was held on June 1, 2011 in New York, New York, at which time the matters described below were submitted to a vote of the Company’s shareholders.

	For	Against	Withheld	Non-Votes
1. To elect the following persons as directors of the Company:
Miles S. Nadal	24,864,272	–	78,790	3,997,785
Robert J. Kamerschen	24,540,652	–	402,410	3,997,785
Clare Copeland	24,034,419	–	908,643	3,997,785
Thomas N. Davidson	24,541,190	–	401,872	3,997,785
Scott L. Kauffman	24,541,190	–	401,872	3,997,785
Michael J.L. Kirby	24,451,686	–	491,376	3,997,785
Stephen M. Pustil	24,910,907	–	32,155	3,997,785

2. To appoint BDO, USA as the Company’s auditors for 2011	26,879,673	640	533	2,060,001

3. To approve the Company’s 2011 Stock Incentive Plan	12,081,878	7,888,887	135,589	3,977,645 (non-votes) 4,856,848 (excluded votes)

4. To approve, in a non-binding, advisory vote the compensation of the Company’s named executive officers pursuant to SEC rules	24,768,147	121,711	53,204	3,997,785

	One Year	Two Years	Three Years	Withheld	Non-Votes
5. To determine, in a non-binding, advisory vote the frequency of shareholder votes to approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers pursuant to SEC rules	24,140,440	503,195	215,086	83,737	3,998,389

In light of the foregoing, the Company’s Board of Directors has determined to hold a non-binding, advisory shareholder vote on the compensation of its named executive officers every year until the next non-binding advisory vote on frequency, which will occur not later than the Company’s 2017 annual meeting of shareholders.

For more information about the matters voted on at the Shareholders’ Meeting, see the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 28, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	2011 Stock Incentive Plan of the Company, as approved and adopted by the shareholders of the Company on June 1, 2011.

10.2	Form of Restricted Stock Grant Agreement (2011 Plan).

10.3	Form of Restricted Stock Unit (RSU) Grant Agreement (2011 Plan).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

MDC Partners Inc.

Date: June 1, 2011	By:	/s/ David C. Ross
David C. Ross
Associate General Counsel & Assistant Secretary